Deferred Revenue	12 Months Ended
Dec. 31, 2018
Deferred Revenue Disclosure [Abstract]
Deferred Revenue

15. Deferred Revenue

The following table shows a reconciliation in the current reporting period related to carried-forward deferred revenue.

	For the Year Ended December 31
	2016	2017	2018
Deferred revenue – beginning of year	—	—	—
Additions	—	—	384,116
Recognition	—	—	(82,342)
Deferred revenue – end of year	—	—	301,774

Deferred revenue mainly includes the transaction price allocated to the performance obligations that are unsatisfied, or partially satisfied, which mainly arises from the undelivered charging pile, the vehicle internet connection service, the extended lifetime warranty service as well as the points offered to customers embedded in the ES8 sales contract, with unrecognized deferred revenue balance of nil and RMB181,539 as of December 31, 2017 and 2018.

Deferred revenue also includes the reimbursement from a depository bank in connection with the advancement of the Company’s ADR and investor relations programs in the next five years. The Company initially recorded the payment from the depository bank as deferred revenue and then recognized as other gain over the beneficial period, with unrecognized deferred revenue balance of nil and RMB99,684 as of December 31, 2017 and 2018.

The Group expects that 36% of the transaction price allocated to unsatisfied performance obligation as at December 31, 2018 will be recognized as revenue during the period from January 1, 2019 to December 31, 2019. The remaining 64% will be recognized during the period from January 1, 2020 to December 31, 2023.